EXHIBIT NO. 99.1

Agile Software Corporation Executive Bonus Plan Fiscal Year 2007

Company performance funds individual performance bonus opportunity

•	Calculation: Financial Metrics x Customer Satisfaction x Individual Performance

•	Frequency: Quarterly with annual accelerator up to 150% applied to financial metrics

•	Financial performance metrics: Revenue and EPS

•	Customer satisfaction matrix: Determined by Company

•	Individual performance metrics: MBOs and overall performance evaluation (with payout up to 125%)

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